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                                                                    EXHIBIT 99.3

                          CONSENT OF WILLIAM W. ADAMS

To Specialty Products & Insulation Co.

     The undersigned hereby consents to the use of his name in the Registration Statement on Form 10 filed by Specialty Products & Insulation Company with the U.S. Securities and Exchange Commission.

                                             /s/ William W. Adams
                                            ---------------------------
                                                 William W. Adams

Lancaster, Pennsylvania
December 16, 1998